Columbia Credit Income Opportunities Fund
Third Quarter Report
April 30, 2025 (Unaudited)

Not FDIC or NCUA Insured	No Financial Institution Guarantee	May Lose Value

Portfolio of Investments
Columbia Credit Income Opportunities Fund, April 30, 2025 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities

Asset-Backed Securities - Non-Agency 17.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Carlyle US CLO Ltd.(a),(b)
Series 2023-5A Class E
3-month Term SOFR + 7.900% Floor 7.900% 01/27/2036	12.183%	1,000,000	1,012,275
Elmwood CLO VIII Ltd.(a),(b)
Series 2024-1A Class ER
3-month Term SOFR + 6.250% Floor 6.250% 04/20/2037	10.520%	1,000,000	981,634
FREED ABS Trust(a),(c)
Subordinated Series 2022-4FP Class CERT
12/18/2029	0.000%	14,000	1,988,000
MPOWER Education Trust(a),(d)
Series 2025-A Class B
07/21/2042	8.990%	500,000	499,950
Series 2025-A Class C
07/21/2042	12.030%	2,000,000	1,999,831
Upstart Securitization Trust(a)
Series 2025-1 Class C
04/20/2035	9.270%	2,150,000	2,121,109
Total Asset-Backed Securities — Non-Agency (Cost $8,598,666)			8,602,799

Common Stocks 2.2%
Issuer	Shares	Value ($)
Financials 2.2%
Mortgage Real Estate Investment Trusts (REITS) 2.2%
AGNC Investment Corp.	62,000	547,460
Annaly Capital Management, Inc.	28,500	558,600
Total		1,106,060
Total Financials		1,106,060
Total Common Stocks (Cost $1,019,748)		1,106,060

Residential Mortgage-Backed Securities - Agency 9.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Fannie Mae REMICS(b)
CMO Series 2025-16 Class MA
30-day Average SOFR + 3.950% Cap 8.250% 01/25/2055	8.089%	1,955,435	1,941,453
Residential Mortgage-Backed Securities - Agency 9.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Freddie Mac REMICS(b)
CMO Series 5532 Class MB
30-day Average SOFR + 3.950% Cap 8.250% 04/25/2055	8.089%	1,972,599	1,994,871
Government National Mortgage Association(b),(e)
CMO Series 2025-41 Class SL
-1.0 x 30-day Average SOFR + 7.200% Cap 7.200% 03/20/2055	2.850%	5,993,545	992,793
Total Residential Mortgage-Backed Securities - Agency (Cost $4,903,881)			4,929,117

Residential Mortgage-Backed Securities - Non-Agency 36.1%

A&D Mortgage Trust(a),(f)
Subordinated CMO Series 2024-NQM5 Class B1B
11/25/2069	7.729%	333,000	323,846
COLT Mortgage Loan Trust(a),(f)
CMO Series 2023-1 Class B2
04/25/2068	8.019%	1,000,000	992,905
FIGRE Trust(a),(f),(g)
CMO Series 2025-PF1 Class F
06/25/2055	9.663%	1,686,000	1,601,085
PRET LLC(a),(h)
CMO Series 2024-NPL6 Class A2
10/25/2054	8.716%	1,474,000	1,488,063
PRET LLC(a),(d),(h)
CMO Series 2025-NPL4 Class A1
04/25/2055	6.493%	2,000,000	2,000,000
PRPM LLC(a),(h)
CMO Series 2024-2 Class A2
03/25/2029	10.037%	2,000,000	2,005,857
CMO Series 2024-6 Class A2
11/25/2029	8.596%	2,000,000	1,975,442
CMO Series 2025-RCF1 Class M3
02/25/2055	4.500%	1,000,000	879,041
PRPM LLC(a),(g),(h)
CMO Series 2025-2 Class A2
05/25/2030	9.560%	1,750,000	1,754,688
PRPM Trust(a),(f)
Subordinated CMO Series 2023-NQM1 Class B2
01/25/2068	6.298%	1,250,000	1,215,260
Subordinated CMO Series 2023-NQM3 Class B2
11/25/2068	7.437%	2,000,000	1,950,138

Columbia Credit Income Opportunities Fund  | 2025

Portfolio of Investments  (continued)
Columbia Credit Income Opportunities Fund, April 30, 2025 (Unaudited)
Residential Mortgage-Backed Securities - Non-Agency 36.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Visio Trust(a),(f)
Subordinated CMO Series 2023-1 Class B2
03/25/2058	7.837%	2,000,000	1,971,201
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $18,087,541)			18,157,526

Money Market Funds 50.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.503%(i),(j)	25,208,790	25,201,227
Total Money Market Funds (Cost $25,198,706)		25,201,227
Total Investments in Securities (Cost: $57,808,542)		57,996,729
Other Assets & Liabilities, Net		(7,639,400)
Net Assets		50,357,329
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	78	06/2025	USD	8,753,063	61,963	—
U.S. Treasury 5-Year Note	58	06/2025	USD	6,333,328	37,052	—
Total					99,015	—
Notes to Portfolio of Investments
(a)
Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At April 30, 2025, the total value of these securities amounted to $26,760,325, which represents 53.14% of total net assets.

(b)	Variable rate security. The interest rate shown was the current rate as of April 30, 2025.
(c)
Security represents a pool of loans that generate cash payments generally over fixed periods of time. Such securities entitle the security holders to receive distributions (i.e. principal and interest, net of fees and expenses) that are tied to the payments made by the borrower on the underlying loans. Due to the structure of the security the cash payments received are not known until the time of payment. The interest rate shown is the stated coupon rate as of April 30, 2025 and is not reflective of the cash flow payments.

(d)	Represents a security purchased on a when-issued basis.
(e)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(f)
Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of April 30, 2025.

(g)	Represents a security purchased on a forward commitment basis.
(h)
Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of April 30, 2025.

(i)	The rate shown is the seven-day current annualized yield at April 30, 2025.
Columbia Credit Income Opportunities Fund  | 2025

Portfolio of Investments  (continued)
Columbia Credit Income Opportunities Fund, April 30, 2025 (Unaudited)
Notes to Portfolio of Investments (continued)
(j)
Under Section 2(a)(3) of the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended April 30, 2025 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 4.503%
	—	50,000,000	(24,801,294)	2,521	25,201,227	189	59,496	25,208,790
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
SOFR	Secured Overnight Financing Rate
Currency Legend
USD	US Dollar
Investments are valued using policies described below:
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Columbia Credit Income Opportunities Fund  | 2025

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3QT326_07_R01_(06/25)